SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2008
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
The following information, including the text of the exhibit attached hereto, is furnished pursuant to Items 2.02 and 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On October 13, 2008, Waste Management, Inc. (the “Company”) issued a press release regarding, in addition to the matters discussed in Item 7.01 hereof, the Company’s preliminary financial results for the quarter ended September 30, 2008. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure.
On October 13, 2008, the Company announced that it had determined to withdraw its proposal to the Board of Directors of Republic Services, Inc. to acquire all of Republic’s outstanding common stock.
Furnished as Exhibit 99.1 hereto and incorporated herein by reference is the press release issued by the Company regarding, in addition to the matters discussed in Item 2.02 hereof, the termination of the acquisition proposal.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1:     Press Release dated October 13, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: October 14, 2008	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 13, 2008.